1998 ANNUAL REPORT


IDS
Precious
Metals
Fund
(prospectus enclosed)

(icon of) cart of precious gems

The goal of IDS Precious Metals Fund, Inc. is long-term growth of capital. The Fund invests primarily in securities of companies engaged in exploration, mining, processing or distribution of gold and other precious metals. Most of these companies will be located outside of the United States.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)


             AMERICAN EXPRESS Financial Advisors

             Distributed by American Express Financial Advisors Inc.

(icon of) cart of precious gems

While investors typically look to stocks and bonds for the best return on their money, there are times when hard assets such as gold can play a small but important role in a diversified portfolio. Because owning the metal itself is often impractical, most investors put their money in stocks of companies that mine gold and other precious metals. These stocks, which form the bedrock of IDS Precious Metals Fund, usually move in tandem with the prices of the metals.

Contents

The purpose of this annual report is to tell investors how the Fund performed.

(icon of) one open book inside of another

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

     1998 annual report

     From the chairman                                                4
     From the portfolio manager                                       4
     The Fund's ten largest holdings                                  6
     Making the most of the Fund                                      7
     The Fund's long-term performance                                 8
     Independent auditors' report                                     9
     Financial statements                                            10
     Notes to financial statements                                   13
     Investments in securities                                       23
     IDS mutual funds                                                26
     Federal income tax information                                  30

     1998 prospectus

     The Fund in brief                                               3p
     Goal                                                            3p
     Investment policies and risks                                   3p
     Manager and distributor                                         3p
     Portfolio manager                                               3p
     Alternative purchase arrangements                               3p

     Sales charge and Fund expenses                                  4p

     Performance                                                     6p
     Financial highlights                                            6p
     Total returns                                                   8p

     Investment policies and risks                                  10p
     Facts about investments and their risks                        11p
     Alternative investment option                                  15p
     Valuing Fund shares                                            15p

     How to purchase, exchange or redeem shares                     16p
     Alternative purchase arrangements                              16p
     How to purchase shares                                         18p
     How to exchange shares                                         21p
     How to redeem shares                                           21p
     Reductions and waivers of the sales charge                     25p

     Special shareholder services                                   33p
     Services                                                       33p
     Quick telephone reference                                      33p

     Distributions and taxes                                        34p
     Dividend and capital gain distributions                        34p
     Reinvestments                                                  35p
     Taxes                                                          35p
     How to determine the correct TIN                               37p

     How the Fund is organized                                      38p
     Shares                                                         38p
     Voting rights                                                  38p
     Shareholder meetings                                           38p
     Board members and officers                                     38p
     Investment manager                                             40p
     Administrator and transfer agent                               41p
     Distributor                                                    42p

     About American Express Financial Corporation                   44p
     General information                                            44p
     Year 2000                                                      45p

     Appendix                                                       46p
     Descriptions of derivative instruments                         46p


(This annual report is not part of the prospectus.)

 To our shareholders

      From the chairman

      If you're an experienced investor, you know that the past few years have been unusually strong in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that last October, when declines in Asian markets spawned a sharp drop in several financial markets worldwide, including the U.S.

      The potential for such volatility reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.




      William R. Pearce
      (picture of) William R. Pearce
      William R. Pearce
      Chairman of the board

      From the portfolio manager

      An overall decline in
      the price of gold kept stocks of gold mining and exploration companies under severe selling pressure for much of the past fiscal year. That situation was reflected in the performance of IDS Precious Metals Fund, whose Class A shares produced a loss of 32.9% for the 12 months -- April 1997 through March 1998.

      The period began with the gold market in turmoil resulting from what proved to be a false gold-discovery claim by Bre-X, a Canadian mining company that had been exploring a site in Indonesia. Although no other company was involved in the claim, gold stocks in general suffered by implication.

      Compounding the situation in the ensuing months was the fact that a number of central banks were selling substantial portions of their gold reserves, a trend that continued throughout most of the fiscal year. The selling pressure pushed down the price of gold and, consequently, the prices of gold stocks. Also contributing to the difficult environment was tame inflation rates in virtually all major economies. (Although gold has, in recent years, lost much of its appeal as a store of value in times of rising inflation, the price of gold still reacts positively to an inflation spike.)

      Period ends on up note

      Despite the negatives, there were periodic upturns for gold stocks, especially in the early months of 1998. The rebound was largely a result of factors associated with the formation of the European Monetary Union and the creation of a common currency in Europe backed by gold reserves. The anticipation of this unified financial front in Europe drove gold prices higher in world markets. In response to the upturn, the Fund gained about 10% in the first quarter of 1998.

      Looking at the broader influences on the gold market, demand (essentially for gold jewelry on the part of consumers worldwide) remained healthy during the 12 months, while supply continued to contract. Clearly, gold-producing companies continued to believe that increasing production at still-depressed price levels is not worthwhile.

      Should the completion of the European Monetary Union go smoothly, gold-selling by central banks is likely to taper off. That would help provide some support for gold prices. On the other hand, inflation has yet to become a problem in the world's major economies, so that potential impetus for prices continues to be a non-factor.

      As for the Fund, I have continued to concentrate investments in large, well-established gold-exploration companies with ample cash reserves, which they can use to increase gold reserves or production should market conditions improve. I also expect more merger or acquisition activity among companies that have healthy reserves or low-cost operations. Ultimately, while I hesitate to predict gold-price movements, I would expect a more normal market to emerge in the months ahead, particularly after the monetary unification in Europe is completed.




      Richard H. Warden
      (picture of) Richard H. Warden
      Richard Warden
      Portfolio manager


(This annual report is not part of the prospectus.)

Class A
 12-month performance

(All figures per share)

Net asset value (NAV)

March 31, 1998       $ 6.82
March 31, 1997       $10.47
Decrease             $ 3.65

Distributions
April 1, 1997 - March 31, 1998

From income          $  .08
From capital gains   $  .11
Total distributions  $  .19

Total return*        -32.9%**

Class B
 12-month performance

(All figures per share)

Net asset value (NAV)

March 31, 1998       $ 6.73
March 31, 1997       $10.30
Decrease             $ 3.57

Distributions
April 1, 1997 - March 31, 1998

From income          $  .01
From capital gains   $  .11
Total distributions  $  .12

Total return*        -33.4%**

Class Y
 12-month performance

(All figures per share)

Net asset value (NAV)
March 31, 1998       $ 6.80
March 31, 1997       $10.52

Decrease             $ 3.72

Distributions
April 1, 1997 - March 31, 1998

From income          $  .12
From capital gains   $  .11
Total distributions  $  .23

Total return*        -32.8%**

* The prospectus discusses the effect of sales charges, if any, on the various classes.

** The total return is a hypothetical investment in the Fund with all distributions reinvested.

(This annual report is not part of the prospectus.)

 The Fund's ten largest holdings

                                        Percent                        Value
                         (of Fund's net assets)       (as of March 31, 1998)

 Stillwater Mining                        9.17%                   $6,444,063

 Francisco Gold                           5.45                     3,831,187

 Getchell Gold                            5.20                     3,653,125

 Barrick Gold                             4.93                     3,459,999

 Meridian Gold                            4.83                     3,389,231

 Franco-Nevada Mining                     4.64                     3,262,135

 Placer Dome                              3.75                     2,637,499

 Euro-Nevada Mining                       3.62                     2,541,924

 Sons of Gwalia                           3.16                     2,216,844

 Gencor                                   2.91                     2,045,477


(icon of) pie chart

The ten holdings listed here make up 47.66% of the Fund's net assets

(This annual report is not part of the prospectus.)

 Making the most of the Fund

      Build your assets systematically

      One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

      Using this strategy does not ensure a profit or avoid a loss if the market declines, and requires that you be able to keep on investing on a regular basis, even when the price of your shares falls or the market declines. Investing in this manner can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works
Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00 XXXXX
Feb          100          18            5.56 XXXXXx
March        100          17            5.88 XXXXXx
April        100          15            6.67 XXXXXXx
May          100          16            6.25 XXXXXXx
June         100          18            5.56 XXXXXx
July         100          17            5.88 XXXXXx
Aug          100          19            5.26 XXXXXx
Sept         100          21            4.76 XXXXx
Oct          100          20            5.00 XXXXX

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

(arrow in table pointing to September) and fewer shares when the per share market price is high.

      You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.


(This annual report is not part of the prospectus.)

 The Fund's long-term performance

      Three ways to benefit from a mutual fund:
     oyour shares increase in value when the Fund's
      investments do well
     oyou receive capital gains when the gains on
      investments sold by the Fund exceed losses
     oyou  receive  income  when  the  Fund's  stock  dividends,   interest  and
      short-term gains exceed its expenses.

      All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

             How your $10,000 has grown in IDS Precious Metals Fund


$50,000

                                                       S&P 500
                                                   Stock Index
$40,000



$30,000                                                $10,806
                                                       IDS Precious
                                                       Metals Fund
                                                       Class A
$20,000



$9,500
                             Lipper Gold Fund Index

'88    '89    '90    '91    '92    '93    '94    '95    '96    '97    '98


      Assumes: oHolding period from 4/1/88 to 3/31/98 oReturns do not reflect taxes payable on distributions. oReinvestment of all income and capital gain distributions for the Fund, with a value of $1,626. Also see "Performance" in the Fund's current prospectus.

      The Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

      Lipper Gold Fund Index, published by Lipper Analytical Services, Inc., includes 10 funds that are generally similar to this Fund, although some funds in the index may have somewhat different investment policies or objectives.



 Average annual total return
 (as of March 31, 1998)
                              1 year         Since       5 years   10 years
                                        inception*
       Class A               -36.23%           --%        +3.40%     +0.78%
       Class B               -36.02%        -3.00%           --%       -- %
       Class Y               -32.79%        -1.05%          -- %       -- %

*Inception date was March 20, 1995.


      On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 Stock Index and the Lipper Gold Fund Index. In comparing Precious Metals Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes.

      Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the applicable sales charge up to a maximum of 5%. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

(This annual report is not part of the prospectus.)

The financial statements contained in Post-Effective Amendment #31 to Registration Statement No. 2-93745 filed on or about May 27, 1998 are incorporated herein by reference.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.


IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed



Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

(This annual report is not part of the prospectus.)

      Federal income tax information

      IDS Precious Metals Fund, Inc.

      The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on Form 1099-DIV, Dividends and Distributions, last January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

      IDS Precious Metals Fund, Inc.
      Fiscal year ended March 31, 1998

      Class A
      Income distributions
      taxable as dividend income, 100% qualifying for deduction by corporations.

      Payable date                                                    Per share
      Dec. 29, 1997                                                    $0.07929

      Capital gain distribution taxable as long-term capital gain.

      Payable date                                                    Per share
      Dec. 29, 1997                                                    $0.10714
      Total distributions                                              $0.18643

      The long-term  capital gains  distribution is divided into two categories:
      28% - $0.10714 and 20% - $0.00000.

      Class B
      Income distributions
      taxable as dividend income, 100% qualifying for deduction by corporations.

      Payable date                                                    Per share
      Dec. 29, 1997                                                    $0.00831

      Capital gain distribution taxable as long-term capital gain.

      Payable date                                                    Per share
      Dec. 29, 1997                                                    $0.10714
      Total distributions                                              $0.11545

      The long-term  capital gains  distribution is divided into two categories:
      28% - $0.10714 and 20% - $0.00000.

      Class Y
      Income distributions
      taxable as dividend income, 100% qualifying for deduction by corporations.

      Payable date                                                    Per share
      Dec. 29, 1997                                                    $0.12349

      Capital gain distribution taxable as long-term capital gain.

      Payable date                                                    Per share
      Dec. 29, 1997                                                    $0.10714

      Total distributions                                              $0.23063

      The long-term  capital gains  distribution is divided into two categories:
      28% - $0.10714 and 20% - $0.00000.

(This annual report is not part of the prospectus.)

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions



AMERICAN EXPRESS Financial Advisors


IDS Precious Metals Fund
IDS Tower 10
Minneapolis, MN 55440-0010

STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue strip
                                         at the top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report.                       parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.